UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2022

Central Index Key Number of the issuing entity: 0001646924

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24

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(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001547361

Morgan Stanley Capital I Inc.

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(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

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(Exact names of sponsors as specified in their charters)

38-3976040
38-3976041
38-3976042
Delaware	333-180779-18	38-7143569
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

Effective as of December 6, 2022, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, replaced Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) as special servicer for the Homewood Suites – Andover, MA mortgage loan (the “Homewood Suites Loan”), which is serviced under the pooling and servicing agreement for the MSBAM 2015-C24 securitization (the “Pooling and Servicing Agreement”). LNR Partners was appointed (and Midland was removed) at the direction of DoubleLine Capital LP, the controlling class representative under the Pooling and Servicing Agreement. As special servicer for the Homewood Suites Loan, LNR Partners will be responsible for the servicing and administration of the Homewood Suites Loan if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Homewood Suites Loan when the Homewood Suites Loan is not specially serviced. Servicing of the Homewood Suites Loan will continue to be governed by the Pooling and Servicing Agreement. LNR Partners is also (i) the current special servicer under the Pooling and Servicing Agreement, (ii) an affiliate of the borrower sponsor and non-recourse carveout guarantor with respect to the Courtyard – Monroe, LA mortgage loan, (iii) an affiliate of Starwood Mortgage Funding III LLC ("SMF III”), an originator and a mortgage loan seller for the MSBAM 2015-C24 securitization, (iv) an affiliate of Starwood Mortgage Capital LLC, the guarantor of SMF III’s repurchase and/or substitution obligations under the related mortgage loan purchase agreement, and (v) the special servicer and affiliate of the controlling class representative under the MSBAM 2015-C23 pooling and servicing agreement, pursuant to which the 32 Old Slip Fee mortgage loan is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Date: December 6, 2022